SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          - - - - - - - - - - - - -

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 1, 1998

                                 Arch Coal, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                1-13105           43-0921172
      (State or other        (Commission File     (I.R.S. Employer
      jurisdiction of             Number)         Identification No.)
      incorporation)


      CityPlace One, Suite 300, Creve Coeur, Missouri      63141
      (Address of principal executive offices)           (Zip code)


      Registrant's telephone number, including area code:  (314) 994-2700

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

      On June 1, 1998, Arch Coal, Inc. (the "Company" or "Arch Coal") acquired Atlantic Richfield Company's ("ARCO's") Colorado and Utah coal operations and simultaneously combined the acquired ARCO operations and the Company's Wyoming operations with ARCO's Wyoming operations in a new joint venture to be known as Arch Western Resources, LLC ("Arch Western"). The principal operating units of Arch Western are Thunder Basin Coal Company, LLC, a Delaware limited liability company owned 100% by Arch Western, that operates two coal mines in the Southern Powder River Basin in Wyoming; Mountain Coal Company, LLC, a Delaware limited liability company owned 100% by Arch Western, that operates a coal mine in Colorado; Canyon Fuel Company, LLC, a Delaware limited liability company 65% owned by Arch Western and 35% by ITOCHU Coal, Inc., a subsidiary of ITOCHU Corporation, that operates three coal mines in Utah; and Arch of Wyoming LLC, a Delaware limited liability company owned 100% by Arch Western, that operates two coal mines in the Carbon Basin of Wyoming.

      Arch Western is 99% owned by Arch Coal and 1% owned by ARCO. The transaction is valued at approximately $1.14 billion, and Arch Coal will manage the joint venture. The transaction will be accounted for as a purchase. As was the case prior to the acquisition, the acquired ARCO operations will produce low-sulfur coal, primarily for sale to domestic utility customers.

      Upon completion of this acquisition, Arch Coal became the nation's second largest coal producer with annual sales of nearly 110 million tons. In 1997, ARCO's U.S. coal operations, including its 65% interest in Canyon Fuel Company, LLC, generated revenues of $547 million and after-tax operating income of $32 million on the sale of 53.2 million tons of low-sulfur coal. On a pro forma basis after giving effect to the ARCO transaction as of January 1, 1997, Arch Coal had total 1997 revenues of approximately $1.8 billion, total assets at December 31, 1997 of $2.8 billion and debt at December 31, 1997 of approximately $1.4 billion. The total measured and indicated coal reserves of the acquired ARCO operations are estimated to be approximately 1.3 billion tons.

      In connection with the acquisition, the Company entered into three new 5-year credit facilities: a $675 million non-amortizing term loan to Arch Western, a $300 million fully amortizing term loan to Arch Coal, and a $600 million revolver to Arch Coal. Borrowings under the new Arch Coal revolving facility were used to finance the acquisition of ARCO's Colorado and Utah coal operations, to pay related fees and expenses, to refinance existing corporate debt and for general corporate purposes. Borrowings under the Arch Western credit facility were used to fund a portion of a $700 million cash distribution by Arch Western to ARCO, which distribution occurred simultaneously with ARCO's contribution of its Wyoming coal operations to Arch Western. The Arch Western credit facility is not guaranteed by the Company. On a historical basis, at December 31, 1997, Arch Coal's debt was 31% of capital employed. On a pro-forma basis, at December 31, 1997, giving effect to the consummation of the ARCO Coal transaction, Arch Coal's debt would have been approximately 70% of capital employed.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
         ---------------------------------------------------------

      (a) The following consolidated financial statements of ARCO Coal Company are filed as part of this Current Report on Form 8-K*:


            ARCO Coal and Subsidiaries
            --------------------------
            Report of Coopers & Lybrand LLP, Independent Auditors;

            Consolidated Balance Sheet at December 31, 1997 and 1996;

            Consolidated Statement of Income for the years ended December 31, 1997, 1996 and 1995;

            Consolidated Statement of Cash Flows for the years ended December 31, 1997, 1996 and 1995;

            Notes to Consolidated Financial Statements;

            Consolidated Balance Sheet at March 31, 1998 (unaudited) and December 31, 1997;

            Consolidated Statement of Income for the three month periods ended March 31, 1998 and 1997 (unaudited);

            Consolidated Statement of Cash Flows for the three month periods ended March 31, 1998 and 1997 (unaudited); and

            Notes to Consolidated Financial Statements.

            Canyon Fuel Company, LLC
            ------------------------
            Report of Coopers & Lybrand, LLP, Independent Auditors;

            Balance Sheet at December 31, 1997;

            Statement of Operations for the period from December 20, 1996 (inception) through December 31, 1997;

            Statement of Members' Equity for the period from December 20, 1996 (inception) through December 31, 1997;

            Statements of Cash Flows for the period from December 20, 1996 (inception) through December 31, 1997; and

            Notes to Financial Statements.

            -----------------------------
            * To be filed by amendment pursuant to Form 8-K, Item 7(a) (4) within 60 days after this report was required to be filed.


      (b) The following unaudited pro forma financial information is filed as part of this Current Report on Form 8-K*:

            Unaudited Pro Forma Financial Information;

            Unaudited Pro Forma Combined Balance Sheet as of March 31, 1998;

            Notes to Unaudited Pro Forma Combined Balance Sheet as of March 31, 1998;

            Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 1997;

            Notes to Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 1997;

            Unaudited Pro Forma Combined Statement of Income for the three months ended March 31, 1998; and

            Notes to Unaudited Pro Forma Combined Statement of Income for the three months ended March 31, 1998.

            -----------------------------
            * To be filed by amendment pursuant to Form 8-K, Item 7(a)(4) within 60 days after this report was required to be filed.

      (c) The following Exhibits are filed with or incorporated by reference as part of this Current Report on Form 8-K:

            Exhibit No.             Description
            -----------             -----------

            2.1 Purchase and Sale Agreement dated as of March 22, 1998 among Atlantic Richfield Company, ARCO Uinta Coal Company, Arch Coal, Inc. and Arch Western Acquisition Corporation**

            2.2 Contribution Agreement among Arch Coal, Inc., Arch Western Arch Western Acquisition Corporation, Atlantic Richfield Company, Delta Housing Inc. and Arch Western Resources LLC dated as of March 22, 1998**

            2.3 Limited Liability Company Agreement of Arch Western Resources LLC, dated as of June 1, 1998 between Arch Western Acquisition Corporation and Delta Housing Inc.

            2.4 Tax Sharing Agreement dated as of June 1, 1998 by and among Arch Coal, Inc., Arch Western Acquisition Corporation, Arch Western Resources LLC and Delta Housing Inc.

            4.1 $600,000,000 Revolving Credit Facility, $300,000,000 Term Loan Credit Agreement by and among Arch Coal, Inc., the Lenders party thereto, PNC Bank, National Association, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent, and First Union National Bank, as Documentation Agent dated as of June 1, 1998

            4.2 $675,000,000 Term Loan Credit Agreement by and among Arch Western Resources, LLC, the
                                    Banks  party  thereto,  PNC  Bank,  National
                                    Association, as Administrative Agent, Morgan
                                    Guaranty  Trust  Company  of  New  York,  as
                                    Syndication  Agent, and NationsBank N.A., as
                                    Documentation Agent  dated  as  of  June  1,
                                    1998

            4.3 Omnibus Amendment Agreement dated as of June 1, 1998 in respect of Arch Coal Trust No. 1998-1, Parent Guaranty and Suretyship Agreement, Lease Intended as Security, Subsidiary Guaranty and Suretyship Agreement each dated as of January 15, 1998, among Apogee Coal Company, Catenary Coal Company, Hobet Mining, Inc., Arch Coal, Inc., Great-West Life & Annuity Insurance Company, Bank of Montreal, Barclays Bank, PLC, First Union National Bank, BA Leasing and Capital Corporation, First Security Bank, National Association, Arch Coal Sales Company, Inc., Ark Land Company and Mingo Logan Coal Company

            23.1                    Consent of Coopers & Lybrand LLP***

            -----------
            Certain exhibits and schedules to the Exhibits filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished to the Commission upon request.

            ** Portions of the exhibit have been omitted pursuant to a request for confidential treatment.

            *** To be filed by amendment concurrently with the filing of Item 7(a) information.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 1998               ARCH COAL, INC.

                                    By: /s/ Jeffry N. Quinn
                                        -----------------------------
                                        Jeffry N. Quinn
                                        Senior Vice President -
                                        Law & Human Resources,
                                        General Counsel and Secretary

                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.                Description
         -----------                -----------
            2.1                     Purchase  and  Sale  Agreement  dated  as of
                                    March  22,  1998  among  Atlantic  Richfield
                                    Company, ARCO Uinta Coal Company, Arch Coal,
                                    Inc.    and   Arch    Western    Acquisition
                                    Corporation*

            2.2 Contribution Agreement among Arch Coal, Inc., Arch Western Arch Western Acquisition Corporation, Atlantic Richfield Company, Delta Housing Inc. and Arch Western Resources LLC dated as of March 22, 1998*

            2.3 Limited Liability Company Agreement of Arch Western Resources LLC, dated as of June 1, 1998 between Arch Western Acquisition Corporation and Delta Housing Inc.

            2.4 Tax Sharing Agreement dated as of June 1, 1998 by and among Arch Coal, Inc., Arch Western Acquisition Corporation, Arch Western Resources LLC and Delta Housing Inc.

            4.1 $600,000,000 Revolving Credit Facility, $300,000,000 Term Loan Credit Agreement by and among Arch Coal, Inc., the Lenders party thereto, PNC Bank, National Association, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent, and First Union National Bank, as Documentation Agent dated as of June 1, 1998

            4.2 $675,000,000 Term Loan Credit Agreement by and among Arch Western Resources, LLC, the
                                    Banks  party  thereto,  PNC  Bank,  National
                                    Association, as Administrative Agent, Morgan
                                    Guaranty  Trust  Company  of  New  York,  as
                                    Syndication  Agent, and NationsBank N.A., as
                                    Documentation  Agent  dated  as  of  June 1,
                                    1998

            4.3 Omnibus Amendment Agreement dated as of June 1, 1998 in respect of Arch Coal Trust No. 1998-1, Parent Guaranty and Suretyship Agreement, Lease Intended as Security, Subsidiary Guaranty and Suretyship Agreement each dated as of January 15, 1998, among Apogee Coal Company, Catenary Coal Company, Hobet Mining, Inc., Arch Coal, Inc., Great-West Life & Annuity Insurance Company, Bank of Montreal, Barclays Bank, PLC, First Union National Bank, BA Leasing and Capital Corporation, First Security Bank, National Association, Arch Coal Sales Company, Inc., Ark Land Company and Mingo Logan Coal Company

             -----------------
               Certain exhibits and schedules to the Exhibits filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished to the Commission upon request.

             * Portions  of  the exhibit have been omitted pursuant to a request for confidential treatment.